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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP

     We consent to the incorporation by reference in Registration Statement Nos. 33-82804, 33-78560, 33-76206, 33-92144, 333-04410 and 333-22663 of Synopsys,
Inc. on Form S-8 of our report dated October 11, 1996 (relating to the consolidated financial statements of EPIC Design Technology, Inc. not presented separately herein), appearing and incorporated by reference in this Annual Report on Form 10-K for the year ended September 30, 1997.

DELOITTE & TOUCHE LLP

San Jose, California
December 1, 1997